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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          June 13, 2001
                                                 -------------------------------


                                  INTEGRA, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                       1-13177               13-3605119
---------------------------------   ---------------       ----------------------
(State or Other Jurisdiction        (Commission File         (IRS Employer
    of Incorporation)                       Number)          Identification No.)


        1060 First Avenue, King of Prussia, PA            19406
----------------------------------------------     ---------------------
    (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code               610-992-7000
                                                        ------------------------



          -------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report


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Item 5.  Other Events.

        On June 13, 2001 Integra, Inc. (the "Registrant") announced that Eric E. Anderson, Ph.D., had advised the Board of Directors of his intention to resign his position as Chief Executive Officer of Integra, Inc.


Item 7.  Exhibits.

        99.1     Press Release dated June 13, 2001.


               .



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTEGRA, INC.



                                 By:    /s/ Jack N. Brown
                                        -----------------------------------
                                        Jack N. Brown, Chief Financial Officer

                                 Date:  June 21, 2001
                                        -----------------------------------


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                                  EXHIBIT INDEX


Exhibit No.                  Description
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
99.1                         Press Release dated June 13, 2001.